Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(Chief Executive Officer)

In connection with the Quarterly Report of CEC Entertainment, Inc. (the “Company”) on Form 10-Q for the quarter ended September 28, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 7, 2008	/s/ Richard M. Frank
Richard M. Frank
Chief Executive Officer